SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 7, 2001


                            PARAGON TECHNOLOGIES, INC.
     -----------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


           Pennsylvania                           1-15729                            22-1643428
  --------------------------------      ----------------------------      ----------------------------------
   (State or Other Jurisdiction                 (Commission                       (I.R.S. Employer
        of Incorporation or                        file                            Identification
           Organization)                          number)                              Number)


       600 Kuebler Road, Easton, Pennsylvania               18040
    ---------------------------------------------    --------------------
      (Address of Principal Executive Offices)            (Zip Code)


                                 (610) 252-3205
              (Registrant's telephone number, including area code)

Item 5.       Other Events.
              ------------

                  On December 7, 2001, Paragon Technologies, Inc., a Pennsylvania corporation ("Paragon") merged with and into (the "Merger") Paragon Technologies, Inc., a Delaware corporation and wholly-owned subsidiary of Paragon. The surviving corporation in the Merger is Paragon Technologies, Inc., a Delaware corporation (the "Surviving Corporation"). The sole purpose of the Merger was to change the state of incorporation of Paragon from the Commonwealth of Pennsylvania to the State of Delaware. Each of the Articles of Incorporation and the Bylaws of the Surviving Corporation are filed as an exhibit hereto and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

             (c)      Exhibits

             Exhibit 3.1 Articles of Incorporation of Paragon Technologies, Inc., a Delaware corporation, filed with the Secretary of State of the State of Delaware on November 21, 2001

             Exhibit 3.2 Bylaws of Paragon Technologies, Inc., a Delaware corporation

                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.





Date: December 11, 2001              PARAGON TECHNOLOGIES, INC.
      -----------------

                                     By:   /S/ William R. Johnson
                                     ------------------------------------
                                           William R. Johnson
                                           President and Chief Executive Officer

                                TABLE OF EXHIBITS


         Exhibit No.          Description
         ----------           -----------

         Exhibit 3.1 Articles of Incorporation of Paragon Technologies, Inc., a Delaware corporation, filed with the Secretary of State of the State of Delaware on November 21, 2001

         Exhibit 3.2 Bylaws of Paragon Technologies, Inc., a Delaware corporation